UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2017

CBS RADIO INC.

(Exact name of registrant as specified in its charter)

Delaware	333-217279	13-4142467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1271 Avenue of the Americas, Fl. 44 New York, NY	10020
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (212) 649-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

As previously reported, on October 19, 2017, CBS Corporation commenced an exchange offer for the split-off of its radio business, CBS Radio Inc. (“CBS Radio”), as part of its previously announced agreement to combine CBS Radio with Entercom Communications Corp. in a merger.

The unaudited consolidated financial statements of CBS Radio for the three and nine months ended September 30, 2017 are furnished herewith as Exhibit 99.1, and unaudited supplemental financial information for CBS Radio for the three and nine months ended September 30, 2017 is furnished herewith as Exhibit 99.2. Exhibit 99.1 and Exhibit 99.2 are incorporated by reference into this Item 2.02 in their entirety.

The information furnished pursuant to this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. Exhibit 99.1 and Exhibit 99.2 are furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit

99.1	CBS Radio Inc. unaudited consolidated financial statements for the three and nine months ended September 30, 2017.

99.2	CBS Radio Inc. supplemental financial information for the three and nine months ended September 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS RADIO INC.

By:	/s/ Lawrence Liding
Name: Lawrence Liding
Title: Senior Vice President, Controller and Chief Accounting Officer

Date: November 2, 2017